SCHEDULE 14A INFORMATION PROXY STATEMENT
                        PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               The Eastern Company
                    ---------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:


     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                               THE EASTERN COMPANY
                                112 Bridge Street
                                  P.O. Box 460
                            Naugatuck, CT 06770-0460
                                 --------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2007
                                 --------------

     The Annual Meeting of shareholders of The Eastern Company ("Eastern" or the "Company") will be held on April 25, 2007 at 11:00 a.m., local time, at the office of the Company, 112 Bridge Street, Naugatuck, Connecticut 06770-0460, for the following purposes:

     1.   To elect one director.
     2. To consider, ratify and approve the Board of Directors' authorization to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from twenty-five million (25,000,000) to fifty million (50,000,000).
     3. To ratify the Audit Committee's recommendation and the Board of Directors appointment of UHY LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year 2007.
     4. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed February 23, 2007 as the record date for the determination of common shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card promptly in the postpaid return envelope that is provided or call the toll free number provided on the enclosed proxy card. If you attend the meeting and desire to vote in person, your proxy will not be used.

     All  shareholders  are  cordially  invited  to  attend  the  meeting,   and
management looks forward to seeing you there.

                                    By order of the Board of Directors,


                                             Theresa P. Dews
                                                Secretary

March 19, 2007

                                 PROXY STATEMENT

                                       of

                               THE EASTERN COMPANY

                     for the Annual Meeting of Shareholders
                          To Be Held on April 25, 2007

     The Board of Directors of The Eastern Company ("Eastern" or the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2007 Annual Meeting of Shareholders and at any adjournment thereof. This proxy statement is first being furnished to shareholders on or about March 19, 2007.


           GENERAL INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

     The Board of Directors of Eastern has fixed the close of business on February 23, 2007 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were 5,503,211 outstanding shares of Eastern common stock, no par value ("Common Shares"), with each Common Share entitled to one vote.

     The presence, in person or by proxy, of holders of a majority of the voting power of the Common Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

     Shares represented by Eastern's proxy card will be voted at the Annual Meeting, either in accordance with the directions indicated on the proxy card, or, if no directions are indicated, in accordance with the recommendations of the Board of Directors contained in this Proxy Statement and on the form of proxy. If a proxy is signed and returned without specifying choices, the Common Shares represented thereby will be voted (1) FOR the proposal to elect Mr. Henry to the Board of Directors, (2) FOR the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock and
(3) FOR the appointment of UHY LLP as the independent registered public accounting firm. The Company is not aware of any matters other than those set forth herein which will be presented for action at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxies in accordance with their best judgment.

     A shareholder may revoke the appointment of a proxy by making a later appointment or by giving notice of revocation to The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770-0460. Attendance at the Annual Meeting does not in itself revoke the appointment of a proxy; however, it may be revoked by giving notice in open meeting. A revocation made during the Annual Meeting after the polls have been closed will not affect the previously taken vote.

Solicitation of Proxies

     The cost of solicitation of proxies will be borne by the Company. This solicitation by mail to the Company's shareholders (including this proxy statement and the enclosed proxy) began on approximately March 19, 2007. In addition to this solicitation by mail, officers and regular employees of the Company and its subsidiaries may make solicitation by mail, telephone or personal interviews, and arrangements may be made with companies, brokerage firms, and others to forward proxy material to their principals. The Company will defray the expenses of such additional solicitations.

Voting at the Annual Meeting

     A plurality of the votes duly cast is required for the election of directors. Each of the other matters to be acted upon at the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.

     Under Connecticut law, an abstaining vote or a broker "non-vote" is considered to be present for purposes of determining a quorum but is not deemed to be a vote cast. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or the other matters to be acted on at the Annual Meeting, each of which requires the approval of a plurality or majority of the votes cast, and therefore do not have the effect of votes of opposition in such tabulations.


      The Board of Directors recommends voting:

         FOR the election of Mr. Henry as a director.

         FOR the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.

         FOR the appointment of UHY LLP as the independent registered public accounting firm.

                                   Item No. 1

                              ELECTION OF DIRECTOR

     At the meeting, one director will be elected to serve for a three-year term which expires in 2010 or until his successor is elected and qualified. Mr. Charles W. Henry, a current director whose term expires in 2007, is the nominee for election at the meeting.

     Unless otherwise specified in your proxy, the persons with power of substitution named in the proxy card will vote your shares FOR the Company's nominee named below. If the nominee is unable or unwilling to accept nomination, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that the Company's nominee will be unavailable for election at the Annual Meeting. Approval of this resolution requires the affirmative vote of a plurality of the votes duly cast by the shares represented at the meeting which are entitled to vote on the matter.

      The Board of Directors recommends a vote FOR the election of Mr. Henry as a director.

     Each director has furnished the biographical information set forth below with respect to his present principal occupation, business and other affiliations, and beneficial ownership of equity securities of the Company. Unless otherwise indicated, each director has been employed in the principal occupation or employment listed for at least the past five years.

             COMPANY NOMINEE FOR ELECTION AT THE 2007 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2010


                                                                             Common
                                                                              Stock
                                                                          Beneficially
Name, Age and Positions        Principal Occupation                        Owned as of     Percentage
    Presently Held with       During Past Five Years:      Director       February 23,         of
     The Company               Other Directorships           Since            2007            Class
     -----------               -------------------           -----            ----            -----

Charles W. Henry, 57          Partner                        1989            141,845          2.5%
  Director 1,2,3              Kernan & Henry
                              Waterbury, CT
                              (Law Firm)


                 CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2009)

                                                                                           Common
                                                                                           Stock
                                                                                        Beneficially
Name, Age and Positions       Principal Occupation                                       Owned as of       Percentage
    Presently Held with       During Past Five Years:                     Director       February 23,          of
     The Company              Other Directorships                          Since            2007             Class
     -----------              -------------------                          -----            ----             -----

David C. Robinson, 64         Business Consultant                           1990           145,719            2.6%
  Director 1,2                (Aug 2006 - Present)

                              Consultant (Nov 2005 - Aug 2006)
                              Sinclair-Robinson Group
                              Wallingford, CT

                              Managing Director (Aug 2004 - Nov 2005)
                              Sinclair-Robinson Group
                              Wallingford, CT
                              (Employee Benefit Specialists)

                              President (Through - Jul 2004)
                              The Robinson Company
                              Waterbury, CT
                              (Employee Benefit Specialists)


Donald S. Tuttle III, 58      Vice President Investments                    1988           135,575            2.4%
  Director 1,2,3              UBS Financial Services, Inc.
                              Middlebury, CT
                              (Investment Firm)


                 CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2008)

                                                                                           Common
                                                                                            Stock
                                                                                        Beneficially
Name, Age and Positions        Principal Occupation                                      Owned as of       Percentage
    Presently Held with        During Past Five Years:                    Director       February 23,          of
     The Company               Other Directorships                         Since            2007             Class
     -----------               -------------------                         -----            ----             -----

John W. Everets, 60           Chairman (Jan 2006 - Present)                 1993          116,887             2.1%
  Director 2,3                Yorkshire Capital
                              Boston, MA
                              (Investment Firm)

                              President and CEO (Jan 2004 - Dec 2005)
                              G.E.  H.P.S.C.
                              Boston, MA
                              (Financial Services)

                              Chairman and CEO (July 1993 - Jan 2004)
                              H.P.S.C.
                              Boston, MA
                              (Financial Services)

                              Director: M.F.I. Inc.


Leonard F. Leganza, 76        Chairman, President & CEO                     1981          328,887             5.7%
  Director, Chairman,         The Eastern Company
  President and Chief         Naugatuck, CT
  Executive Officer
  of the Company 1            Director: American-Republican Inc.

   1  Member of the Executive Committee
   2  Member of the Compensation Committee
   3  Member of the Audit Committee


                                   Item No. 2

      AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

     Article Fourth of the Certificate of Incorporation currently authorizes twenty-five million (25,000,000) shares of Common Stock, having no par value, one million (1,000,000) shares of a single class of voting preferred stock having no par value, and one million (1,000,000) shares of a single class of non-voting preferred stock having no par value.

     As of February 23, 2007, there were 5,503,211 issued and outstanding shares of the Company's Common Stock and 8,498,667 additional shares reserved for various purposes. 7,000,939 shares of the Company's Common Stock were reserved for issuance upon the exercise of stock purchase rights (the "Rights") under the Company's stock purchase rights plan, 1,425,250 shares were reserved for issuance under the Company's stock option plans, and 72,478 shares were reserved for issuance under the directors' fee program. Due to the necessity of reserving these shares with respect to the Rights, the option plans and the directors' fee program, there remain unreserved 10,998,122 shares consisting of 8,465,033 unissued shares and 2,533,089 shares held in the treasury.

Purpose

     The proposed increase in the number of authorized shares of Common Stock is designed to provide the Board of Directors of the Company with additional flexibility in pursuing its long range business objectives. The proposed increase would allow the Board of Directors of the Company to issue additional shares of Common Stock in stock dividends, stock splits and public or private offerings, to use shares of Common Stock to acquire other businesses, to issue Common Stock in connection with incentive stock plans or stock option plans, and to issue Common Stock for any other proper corporate purposes. The shareholders may not be required or requested to approve the issuance of the additional shares in all such cases. To the extent the additional authorized shares are issued for the above purposes of the Company, the issuance of the shares would result in a dilution of the ownership interest of the existing shareholders.

     The additional authorized shares of Common Stock could also enable the Board of Directors to render more difficult or to discourage an attempt by another person or entity to obtain control of the Company. Such additional shares could be issued by the Board in a private or public sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Corporation.

Proposed Amendment

     On October 25, 2006, the Board of Directors unanimously adopted a resolution authorizing and approving, subject to shareholder approval, an amendment to Article Fourth of the Certificate of Incorporation. The amendment increases the authorized number of shares of Common Stock of the Company from twenty-five million (25,000,000) to fifty million (50,000,000).

     The amendment reads as follows:

          `FOURTH: The authorized capital stock of the corporation shall consist of fifty million (50,000,000) shares of common stock, having no par value, one million (1,000,000) shares of a single class of voting preferred stock having no par value, and one million (1,000,000) shares of a single class of non-voting preferred stock having no par value.'


     The Board of Directors recommends a vote FOR the amendment to the Company's Certificate of Incorporation.

                                   Item No. 3

        APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The firm of UHY LLP ("UHY") acts as our principal independent registered public accounting firm. The services of UHY for the fiscal year ended December 30, 2006 included an audit of the consolidated financial statements of the Company; assistance in connection with filing the Form 10-Q quarterly reports and Form 10-K annual report with the Securities and Exchange Commission; assistance on financial accounting and reporting matters; and meetings with the Audit Committee of the Board of Directors.

     All audit services provided by UHY for 2006, which were similar to the audit services provided in the prior year, were approved by the Audit Committee in advance of the work being performed.

     UHY has a continuing arrangement with UHY Advisors, Inc. ("Advisors") whereby it leases professional personnel who are full time professional employees of Advisors. The Advisors organization provides non-audit services. As a result of UHY's arrangement with Advisors, UHY has no full-time employees; therefore, all audit services performed for the Company by UHY for 2006 and 2005 were provided by permanent, full-time employees of Advisors that were leased to UHY. UHY manages and supervises the audit engagement and the audit personnel and is exclusively responsible for the firm's report rendered in connection with its audits of the Company's 2006 and 2005 consolidated financial statements. No non-audit services were provided by Advisors to the Company in 2006 and 2005.

     The Audit Committee has recommended, and the Board of Directors has approved, continuing the services of UHY for the current fiscal year. Accordingly, the Board of Directors will recommend at the meeting that the shareholders approve the appointment of UHY to audit the consolidated financial statements of the Company for the current year.

     The proposal to appoint UHY as the independent registered public accounting firm will be approved if, at the Annual Meeting at which a quorum is present, the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

     Representatives of UHY will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, as well as respond to questioning.

     Audit Fees: UHY audit fees were $228,057 in 2006 and $185,460 in 2005. Audit fees include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q for the quarters ended April 1, 2006, July 1, 2006 and September 30, 2006.

     Audit-Related Fees: UHY fees for audit related services were zero in 2006 and $600 in 2005. Audit related services were primarily for Sarbanes-Oxley
Section 404 consultations.

     Tax Fees: UHY did not provide any tax services in 2006 and 2005.

     All Other Fees: UHY did not provide any non-audit services in 2006 and 2005.


     The Board of Directors recommends a vote FOR the appointment of UHY LLP as the independent registered public accounting firm.

     On July 13, 2005, the Audit Committee of the Board of Directors of the Company recommended and approved the dismissal of Ernst & Young LLP as the Company's independent registered public accounting firm, effective July 13, 2005. On July 13, 2005, the Board of Directors of the Company accepted the recommendation of the Audit Committee. The report of Ernst & Young LLP on the Company's consolidated financial statements as of January 1, 2005 and the fiscal year ended January 1, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended January 1, 2005 and through the date of dismissal of Ernst & Young, LLP, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report. Moreover, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission ("SEC") occurred during the fiscal year ended January 1, 2005 or through the date of dismissal of Ernst & Young, LLP. Ernst & Young LLP has furnished to the Company a copy of a letter addressed to the SEC which states that Ernst & Young LLP does not disagree with the above statements.

     On July 13, 2005, the Audit Committee of the Board of Directors of the Company recommended and approved the appointment of UHY as the Company's independent registered public accounting firm, effective July 13, 2005. On July 13, 2005, the Board of Directors of the Company accepted the recommendation of the Audit Committee.

     During the fiscal year ended January 1, 2005 and through the date of the appointment of UHY, neither the Company nor anyone acting on its behalf consulted UHY regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with its report regarding the Company's consolidated financial statements, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.

                        AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Directors has determined that all audit committee members are financially literate and are independent under the current listing standards of the American Stock Exchange. The Board has also determined that John W. Everets qualifies as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Board of Directors adopted a revised written charter for the Audit Committee on February 4, 2004, which is included as Exhibit A to this proxy statement.

     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those statements with generally accepted accounting principles. Within this framework, the Audit Committee has reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K with the independent registered public accounting firm and management. In connection therewith, the Audit Committee reviewed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company's accounting principles; the reasonableness of significant judgments; the clarity of disclosures in the financial statements; and other related matters as required to be discussed under generally accepted auditing standards.

     In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

     The Audit Committee also discussed with the Company's independent registered public accounting firm the overall scope and plan for their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee meets with and without management present and held six meetings during fiscal year 2006.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2006 for filing with the Securities and Exchange Commission. The Audit Committee has recommended and the Board of Directors has approved, subject to shareholder ratification, the selection of UHY LLP as the Company's independent registered public accounting firm for the current fiscal year.


     Audit Committee:

     John W. Everets, Chairman
     Charles W. Henry
     Donald S. Tuttle III

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS

     The following table sets forth information, as of February 23, 2007 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Shares, (b) each current director of the Company, (c) each of the Named Officers (as hereinafter defined) and (d) all directors and executive officers of the Company as a group:



                                                                  Amount and nature
                                                                    of beneficial        Percent of
Shareholder                                                         ownership (a)         class (b)
--------------------------------------------------------------------------------------------------

Brown Advisory Holdings Incorporated ("BAHI")(c)                       570,219            10.4%
901 South Bond Street, Suite 400
Baltimore, MD  21231

Russell Trust Co. as trustee under the Salaried                        308,423             5.6%
Employees' Retirement Plan of The Eastern Company (d)


John W. Everets                                                        116,887             2.1%

Charles W. Henry (e)                                                   141,845             2.5%

Leonard F. Leganza                                                     328,887             5.7%

David C. Robinson                                                      145,719             2.6%

John L. Sullivan III (f)                                               101,139             1.8%

Donald S. Tuttle III                                                   135,575             2.4%

Russell G. McMillen (g)                                                258,194             4.6%

All directors and executive officers as a group (7 persons)(h)       1,205,559            19.3%



     (a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, (i) the amounts owned reflect direct beneficial ownership, and (ii) the person indicated has sole voting and investment power.

          Amounts  shown  include  the  number  of  Common  Shares   subject  to
          outstanding options under the Company's stock option plans that are exercisable within 60 days.

          Reported shareholdings include, in certain cases, shares owned by or in trust for a director or nominee, and in which all beneficial interest has been disclaimed by the director or the nominee.

     (b) The percentages shown for the directors and executive officers are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Company's stock option plans that are exercisable by the directors and officers within 60 days.

     (c)  Reported  shareholdings  per a Schedule 13G/A filed February 13, 2007.
          Brown  Advisory   Holding   Incorporated   ("BAHI")  is  a  registered
          broker-dealer.

                                      -9-


     (d) Reported shareholdings as of February 23, 2007. The Eastern Company, in accordance with its fiduciary responsibilities, will provide Russell Trust Co., as trustee of the salaried pension plan, with voting instructions for the Common Shares held in this trust.

     (e) Includes 15,187 shares beneficially owned by Mr. Robinson, over which Mr. Henry has sole voting power only, and 7,500 shares beneficially owned by Mr. McMillen, over which Mr. Henry has shared voting and investment power.

     (f) Mr. Sullivan is a Named Executive Officer of the Company. See "Executive Compensation - Summary Compensation Table" for information regarding Mr. Sullivan's age and business experience.

     (g)  Emeritus Director of the Company.

     (h) Directors and Executive Officers (including the Emeritus Director) have sole voting and investment power as to 1,205,559 shares (19.3% of the outstanding stock). Included are stock options for 743,500 shares deemed exercised solely for purposes of showing beneficial ownership by such group.




             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the American Stock Exchange. Directors, officers and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on its review of copies of such reports filed with the SEC since January 2006, or written representations from certain reporting persons that no such reports were required for those persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) have filed the required reports on a timely basis.


                      COMMITTEES OF THE BOARD OF DIRECTORS


     The Board of Directors of the Company is committed to sound corporate governance practices. The Board of Directors believes that its corporate governance practices enhance its ability to achieve the Company's goals and to govern the Company with high standards of integrity.

     The Company's Board of Directors has three standing committees: an Executive Committee, an Audit Committee and a Compensation Committee. During 2006, the Board of Directors had six (6) meetings. During 2006, each Director attended 100 percent of these meetings and the meetings of committees on which he served.

          Executive Committee. The Executive Committee, acting with the full authority of the Board of Directors, approves minutes, monthly operating reports, capital expenditures, banking matters, and other issues requiring immediate attention. During 2006, the Executive Committee held no meetings.

          Audit Committee. The Audit Committee advises the Board of Directors and provides oversight on matters relating to the Company's financial reporting process, accounting functions and internal controls, and the qualifications, independence, appointment, retention, compensation and performance of the Company's independent registered public accounting firm. The Audit Committee also provides oversight with respect to the legal compliance and ethics programs established by management and the Board of Directors. The Company's Code of Business Conduct and Ethics, as adopted by the Board of Directors on February 4, 2004 is available on the Company's website at www.easterncompany.com. During 2006, the Audit Committee held six (6) meetings.

          Compensation Committee. The Compensation Committee is responsible for establishing basic management compensation, incentive plan goals, and all related matters, as well as determining stock option grants to employees. The Board of Directors adopted the Company's Compensation Committee Charter on December 13, 2006, and it is available on the Company's website at www.easterncompany.com. During 2006, the Compensation Committee held two
     (2) meetings.

     The Company does not have a standing nominating committee. Rather, due to the small size of the Company's Board of Directors, the independent members of the Board of Directors consider director nominees. As defined by the rules and regulations of the American Stock Exchange, the independent members of the Board of Directors of the Company include all of the members of the Board of Directors other than the chairman, president and chief executive officer of the Company. These independent directors select and nominate individuals for election to the Board of Directors. A copy of the charter describing the nominations process for directors is available on the Company's website at www.easterncompany.com.

     Each member of the Board of Directors must have the ability to apply good business judgment and must be able to exercise his or her duties of loyalty and care. Candidates for the position of director must exhibit proven leadership capabilities and high integrity, exercise high level responsibilities within their chosen careers, and have an ability to quickly grasp complex principles of business and finance. In general, candidates will be preferred to the extent they hold an established executive level position in business, finance, law, education, research, government or civic activities. When current members of the Board of Directors are considered for nomination for reelection, their prior contributions to the Board of Directors, their performance and their meeting attendance records are taken into account.

     The independent members of the Board of Directors will consider director nominees who are identified either by the directors, by the shareholders, or through some other source. The independent members of the Board of Directors may also utilize the services of a third party search firm to assist them in the identification or evaluation of director candidates, as they deem necessary or appropriate.

     Shareholders wishing to submit the names of qualified candidates for possible nomination to the Board of Directors may make such a submission by sending to the Board of Directors (in care of the Secretary of the Company) the information described in the Company's Bylaws. This information generally must be submitted not more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.

     The independent members of the Board of Directors will make a preliminary assessment of each proposed nominee based upon his or her resume and biographical information, the individual's willingness to serve as a director, and other background information. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the independent members of the Board of Directors will determine which nominee(s) they will recommend for election to the Board of Directors. The independent members of the Board of Directors use the same process for evaluating all nominees, regardless of the original source of the nomination.

                              DIRECTOR COMPENSATION


                                                                                Change in
                                                                              pension value
                                                                                   and
                                                               Non-equity     nonqualified
                         Fees Earned                            Incentive       deferred           All
                          or Paid in     Stock      Option        Plan        compensation        Other
                             Cash        Awards     Awards    Compensation      earnings      Compensation     Total
Name (1)                   ($) (2)        ($)         ($)          ($)             ($)           ($) (3)        ($)
--------                 -----------    -------     ------    ------------    -------------   ------------     -----
John W. Everets             $24,612                                                                $395        $25,007

Charles W. Henry             24,604                                                                 395         24,999

David C. Robinson            24,600                                                                 395         24,995

Donald S. Tuttle III         24,605                                                                 395         25,000

Russell G. McMillen (4)      15,688                                                                  -          15,688



     (1) This table discloses 2006 director compensation. All non-employee directors who served as a director in 2006 received compensation.

     (2) In 2006, The Eastern Company paid non-employee directors an annual rate of $24,600, which was paid in Common Shares of the Company or cash, in accordance with the Directors Fee Program adopted by the shareholders on March 26, 1997 and amended on January 5, 2004. The amounts listed could include adjustments for fractional shares from previous periods. The directors make an annual election, within a reasonable time before their first quarterly payment, to receive their fees in the form of cash, stock or a combination thereof. The election remains in force for one year. Messrs. Henry, Robinson, Tuttle and McMillen elected to receive all or a portion of their director compensation in stock.

     (3) All non-employee directors are provided a $50,000 life insurance benefit.

     (4) Mr. McMillen is an emeritus director and is compensated for meetings that he attends.


         POLICIES AND PROCEDURES CONCERNING RELATED PERSONS TRANSACTIONS

     Our Code of Business Conduct and Ethics prohibits all conflicts of interest between the Company and any of its directors, officers and employees, except under guidelines approved by the Board of Directors or committees of the Board of Directors. A conflict of interest exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. Employees are encouraged to report any conflicts of interest, or potential conflicts of interest, to their supervisors or superiors. However, if they do not believe it appropriate or if they are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact either the chairman of the Audit Committee of the Board of Directors or Company counsel. The Code of Business Conduct and Ethics is available for review at our website at www.easterncompany.com.

     To identify related party transactions, each year the Company requires our directors and executive officers to complete a questionnaire that identifies any transaction with the Company or any of its subsidiaries in which the director or executive officer or their family members have an interest. If any related party transactions are reported, the Board of Directors reviews them to determine if the potential for a prohibited conflict of interest exists. Prior to its review, the Board of Directors will require full disclosure of all material facts concerning the relationship and financial interest of the relevant individuals in the transaction. Each year, our directors and executive officers also review our Code of Business Conduct and Ethics.

                      COMPENSATION DISCUSSION AND ANALYSIS

Compensation Governance

     The  Compensation  Committee  of the  Board  of  Directors  is  established pursuant to a resolution adopted by the Board of Directors. The Committee recommends to the Board of Directors policies and processes for the regular and orderly review of the performance and compensation of the Company's senior executive management personnel, including the Chairman, President and Chief Executive Officer. The Committee regularly reviews, administers, and when necessary recommends changes to the Company's stock incentive and performance-based compensation plans. The Compensation Committee has adopted a charter and it is available on the Company's website at www.easterncompany.com.

     The Committee is comprised of members of the Board of Directors, none of whom may be an active or retired officer or employee of the Company or any of its subsidiaries. Members of the Compensation Committee are appointed annually by the Board of Directors. Messrs. David C. Robinson, Donald S. Tuttle III, John
W. Everets, and Charles W. Henry were the members of the Compensation Committee during fiscal 2006. Mr. Robinson is the Chairman of the Committee. The Compensation Committee held two meetings during the year ended December 30, 2006.

     This report by the Compensation Committee will focus on:

     The guiding principles and objectives underlying the Company's compensation program, including what performance the program is designed to reward; and

     A description of each of the components of the compensation program, including an explanation of why these elements have been selected as the preferred means to achieve the compensation program's objectives, and how the amount of each element of compensation is determined.

Principles and Objectives of the Compensation Program

     The Company's compensation programs and policy are designed to attract, motivate, retain and reward highly qualified executives and employees, and to reinforce the relationship between individual performance and business results in a manner that aligns the interests of executives and shareholders. The following principles guide the Company's compensation practices as applied to all executives.

Compensation levels should be sufficiently competitive to attract and retain highly qualified executives and employees.

     The Company endeavors to pay compensation at levels consistent with prevailing levels of compensation for similar positions in the geographic areas in which the Company maintains operations, in order to enable it to attract and retain the talent needed to achieve its business objectives. The Compensation Committee has used various sources to evaluate the competitiveness and overall structure of executive compensation and non-employee director compensation.

Compensation should be related to performance and should reinforce cooperation and a team-based approach to achieving business success.

     The Company believes that a significant portion of executive compensation should take the form of annual incentives that generally reflect the results of operations achieved by the Company and its subsidiaries. Under this policy executives typically receive annual incentives. The Company believes that its policy of paying annual incentives based on individual and overall results of operations supports an integrated business model and a team-based approach.

Compensation should reflect position and responsibility, and compensation for named executive officers should be more heavily weighted toward incentive pay.

     Total compensation should generally increase with position and responsibility. Employees in named executive officer positions have greater roles and responsibilities associated with achieving the Company's performance goals, and therefore should have a greater portion of their compensation tied to the achievement of those goals. Accordingly, a greater percentage of compensation for more senior positions, particularly those with the greatest responsibility for driving achievement of performance targets, is paid in the form of short- and long-term incentive pay.

Incentive compensation should be flexible and responsive to the Company's business environment, and should strike a balance between short-term and long-term performance.

     The Company's incentive compensation program is balanced between short- and long-term incentive compensation. Short-term incentive compensation -- annual cash incentives -- are awarded based on business units and other performance criteria. This design achieves our objective of offering superior pay for superior performance. Long-term incentive compensation is an important component of the Company's total compensation for executives. The Company's long-term incentive compensation program has used stock options and restricted stock awards as a long-term performance incentive. The Committee believes that the Company's stock incentive program provides executives with the opportunity to increase their ownership in the Company, thereby more closely aligning the best interest of the shareholders and the executives.

Components of the Compensation Program

Base salary

     Base salaries are set after review of market data for similar positions, and are reviewed annually. The market data used for 2007 was Watson Wyatt Data Services survey report on Top Management Compensation in the manufacturing sector.

     The compensation of the Company's Chairman, President and Chief Executive Officer Leonard F. Leganza is determined pursuant to the terms and conditions of an employment agreement between Mr. Leganza and the Company, entered into effective February 22, 2005. Pursuant to the terms of the employment agreement, Mr. Leganza is entitled to receive base compensation at a rate determined by the Board of Directors. As a result, Mr. Leganza received an annual base salary of $475,000 for the fiscal year ended December 30, 2006. The Compensation Committee increased Mr. Leganza's annual base salary from $475,000 to $550,000 effective December 31, 2006.

     The compensation of named executive officer John L. Sullivan III, Vice President and Chief Financial Officer is determined annually by the Compensation Committee and approved by the Board of Directors. Mr. Sullivan's base salary was $240,000 for the fiscal year ended December 30, 2006. Effective December 31, 2006, Mr. Sullivan received an increase in his rate of base pay to $250,000.

Short-Term Incentives -- Annual Cash Incentives

     The named executive officers are eligible to receive incentive compensation based on the combined performance of the company's nine (9) business units with respect to two specific financial goals for each business unit as related to their annual operating plans. 75% of the incentive compensation is determined by the combined business units operating earnings performance and 25% on working capital efficiency. All incentive payments are subject to approval by the Compensation Committee.

     During 2006 if the combined business units achieved the earnings plan, a target award of 30% would be earned. A threshold payment of 10% of the target award would be made if the combined business units achieved 80% of the plan and a maximum payment of 100% of the target award would be made if the combined business units achieved at least 155% of the plan. No payment would be made if the combined business units failed to achieve 80% of the plan.

     If the combined business units achieved a working capital ratio to sales of 26%, a target award of 30% could be earned. A threshold payment of 10% of the target award would be made if the combined business units' working capital ratio was 28% and a maximum payment of 100% of the target award would be made if the combined business units' working capital ratio was 19%.

Retirement and other Post-Termination Plans

401(k) Plans

     The Company maintains a savings and investment plan (the "SIP Plan") for eligible employees, including executive officers. An eligible employee who is participating in the SIP Plan may execute a salary reduction agreement requiring the Company to reduce his or her taxable earnings by a percentage of his or her compensation (as elected by the participant) and to contribute that amount to the SIP Plan. The amount of the contribution could not exceed $15,000 for calendar year 2006, plus an additional $5,000 catch-up contribution for those participants age 50 and older. If an employee executes such a salary reduction agreement, the Company will make a matching contribution to the SIP Plan on behalf of the employee. For 2006 the matching contribution equaled 50% of that portion of an employee's salary reduction contribution which did not exceed 4% of his or her earnings. An employee is fully vested in his or her salary reduction contributions and the earnings on those contributions. An employee will become vested in any matching contributions, and the earnings thereon, with full vesting after completing five years of service or upon reaching age 65. Employees who are participating in the SIP Plan may direct that their account balances be invested in one or more investment options offered under the plan.


Retirement Benefits

     The Company maintains a pension plan for salaried employees. Under the plan, the amount of a member's annual normal retirement benefit is equal to one percent (1%) of total annual compensation applicable to each year of service and the sum of one half of one percent (0.5%) of average annual compensation plus one half of one percent (0.5%) of average annual compensation in excess of $10,000, multiplied by years of service not in excess of thirty (30). Average annual compensation means the average of the member's annual compensation for the five (5) consecutive calendar years prior to retirement which result in the highest average.

     An employee reaches his or her normal retirement date and can begin benefits without reduction upon reaching age 65 (or, if later, the earlier of the attainment of age 70 or the completion of five years of participation in the plan). An employee reaches his or her early retirement date when he or she reaches age 55 after completing 20 years of service. An employee who is eligible for early retirement can elect to begin to receive his or her benefits on an actuarially reduced basis. In addition, if an employee's age and years of service equal at least 90, the employee can elect to begin to receive his or her benefits with a smaller reduction for early commencement than is otherwise applicable for early retirement.


Supplemental Benefit Plans

     The Company has adopted an unfunded supplemental employee retirement plan (the "SERP") for the benefit of Mr. Leganza. Under the terms of the SERP, Mr. Leganza will receive a monthly retirement benefit equal to the excess of: (a) the benefit he would be entitled to receive under the Company's qualified pension plan, based on the assumption that Mr. Leganza was fully vested under the plan and without regard to the limitations on benefits imposed by the Internal Revenue Code; over (b) the benefit which he is actually entitled to receive under the Company's qualified pension plan, subject to the plan's vesting schedule and the limitations on benefits imposed by the Internal Revenue Code. The monthly retirement benefit under the SERP will begin at the time of Mr. Leganza's termination of employment. The benefit will be paid as an annuity over Mr. Leganza's life, with 60 monthly payments guaranteed. However, if Mr. Leganza is married at the time benefits start, his benefits will be actuarially adjusted and will be paid over his life with the provision that, at the time of his death, 50% of the amount payable to him during his lifetime will be paid to his surviving spouse for the remainder of her lifetime. The SERP also provides for the payment of benefits in the event of Mr. Leganza's death or disability while employed.

Employment Agreement

     On February 22, 2005, the Company executed an Employment Agreement (the "Agreement") with the Company's President and Chief Executive Officer, Leonard
F. Leganza. The term of the Agreement will expire on December 31, 2007, subject to renewal for one or more additional one-year periods.

     Under the terms of the Agreement, Mr. Leganza would serve as the President and Chief Executive Officer of the Company through December 31, 2006, and become the Chairman of the Board of Directors of the Company on January 1, 2007. On December 13, 2006, Mr. Leganza was appointed Chairman of the Board, as well as President and Chief Executive Officer. During the term of the Agreement, Mr. Leganza will be entitled to receive base compensation at a rate determined by the Board of Directors, and will also be eligible to participate in the Company's incentive plans.

     If Mr. Leganza's employment as President and Chief Executive Officer terminates for any reason other than for cause (as defined in the Agreement), Mr. Leganza will be entitled to receive deferred compensation equal to $100,000 per year for five years (pro rated if he both ceases to be President and Chief Executive Officer and terminates his service as a member of the Board of Directors prior to January 1, 2008). The deferred compensation will begin on the later of January 1, 2008 or the date on which he ceases to be President and Chief Executive Officer. However, the deferred compensation will begin earlier than January 1, 2008 if he both ceases to be President and Chief Executive Officer and terminates his service as a member of the Board of Directors prior to that date.

     If Mr. Leganza's employment is terminated without cause, Mr. Leganza and his spouse will continue to be entitled to participate in the Company's group medical insurance plan.

Pension Benefits Table

     The following table provides certain information regarding the present value of accumulated benefits under the Company's qualified and nonqualified defined benefit pension plans:

                                                  Number of Years      Present Value
                                                  of Credited          of Accumulated      Payments During
Name                     Plan Name                Service              Benefit (1)         Last Fiscal Year
------------------       -------------------      ---------------      --------------      -----------------

Leonard F. Leganza       Salaried Employees              9                 $321,647                 -
                         Retirement Plan of
                         The Eastern Company

                         Supplemental                    9                 $391,212                 -
                         Retirement Plan for
                         the Chief Executive
                         Officer of The
                         Eastern Company

                         Deferred                                          $410,020 (2)             -
                         compensation under
                         Employment
                         Agreement between
                         the Company and Mr.
                         Leganza dated
                         February 22, 2005

John L. Sullivan III     Salaried Employees             30                 $360,675                 -
                         Retirement Plan of
                         The Eastern Company

     (1) Present value is determined by reference to the 1983 GAM (blended) mortality table and an interest rate of 7%.

     (2) This benefit represents the present value of deferred compensation of $100,000 per year payable for five years and commencing on January 1, 2007 as if Mr. Leganza had terminated employment without cause and ceased to be a member of the Board of Directors of the Company on that date.

                          COMPENSATION COMMITTEE REPORT

     We, the Compensation Committee of the Board of Directors of the Company, have reviewed and discussed the Compensation Discussion and Analysis set forth above with management and, based on such review and discussions, have recommended to the Board of Directors inclusion of the Compensation Discussion and Analysis in this proxy statement and, through incorporation by reference from this proxy statement, in the Company's annual report on Form 10-K for the fiscal year ended December 30, 2006.


     Compensation Committee:

     John W. Everets
     Charles W. Henry
     David C. Robinson, Chairman
     Donald S. Tuttle III




           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 2006 fiscal year, no member of the Compensation Committee was, or had previously been, an officer or employee of the Company or its subsidiaries or had any direct or indirect material interest in a transaction with the Company or in a business relationship with the Company that would require disclosure under the applicable rules of the Securities and Exchange Commission. In addition, no interlocking relationship existed between any member of the Compensation Committee or an executive officer of the Company, on the one hand, and any member of the compensation committee (or committee performing equivalent functions, or the full board of directors) or an executive officer of any other entity, on the other hand.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

     The following information relates to annual and long-term compensation for services to the Company in all capacities for the fiscal year ended December 30, 2006 of those persons who, at December 30, 2006 were (i) the Chairman of the Board, President and Chief Executive Officer; and (ii) the Vice President and Chief Financial Officer (collectively, the "Named Officers").

                                                                                             Change in
                                                                                             Pension value
                                                                                             and non-
                                                                                             qualified
                                                                             Non-Equity      compen-         All Other
Name and Principal                                       Stock     Option    Incentive Plan  sation          Compen-
Position as of                    Salary      Bonus      Awards    Awards    Compensation    earnings        sation       Total
December 30, 2006         Year    ($)         (1) ($)    ($)       ($)       ($)             (2) ($)         (3) ($)      ($)
------------------        ----    ----------  -------    -------   ------    --------------  --------------  ---------    ------
Leonard F. Leganza, 76     2006    $475,000   $329,686     -         -         -               $ 48,368      $ 23,877    $876,931
Chairman of the Board,
President and CEO (4)

John L. Sullivan III, 54   2006     240,000    166,578     -         -         -                 48,976        23,730     479,284
Vice President and
CFO (5)

(1)  Amounts shown were earned in 2006 and paid in 2007.

(2) The amount shown reflects the aggregate change in the actuarial present value of each named executive officer's accumulated benefit under all defined benefit plans, including supplemental plans, from December 31, 2005 to December 31, 2006. For Mr. Leganza, accruals under the qualified defined benefit plan equaled $51,761 and under the SERP equaled ($3,393). For Mr. Sullivan, accruals under the qualified defined benefit plan equaled $48,976.

(3) All Other Compensation includes Company 410(k) matching contributions, cost for use of a company-owned vehicle, company paid term life insurance premiums, life insurance under the Company's defined benefit plan and the value of life insurance in excess of $50,000. Matching contributions for Mr. Leganza equal $4,400 and for Mr. Sullivan equal $4,400. Cost for use of a company-owned vehicle for Mr. Leganza equals $8,250 and Mr. Sullivan equals $5,350. Term life insurance premiums for Mr. Leganza equal $1,957 and for Mr. Sullivan equal $2,056. The value of life insurance in excess of $50,000 for Mr. Leganza equals $4,882 and for Mr. Sullivan equals $1,238. Life insurance under the Company's defined benefit plan for Mr. Leganza equals $4,388 and for Mr. Sullivan equals $10,686.

(4) Mr. Leganza was appointed as the Chairman of the Board on December 13, 2006 and became President and CEO on April 23, 1997.

(5) Mr. Sullivan was appointed Chief Financial Officer on December 13, 2006. Prior to that, he was the Vice President, Treasurer and Secretary of the Company.

                                  STOCK OPTIONS

     On April 26, 1989, the shareholders approved The Eastern Company 1989 Executive Stock Incentive Plan (the "1989 Plan"), which by its terms expired on February 7, 1999. No additional options may be granted under the 1989 Plan. However, options previously granted remain exercisable in accordance with their terms.

     On April 26, 1995, the shareholders approved The Eastern Company 1995 Executive Stock Incentive Plan (the "1995 Plan"), which by its terms expired on February 8, 2005. No additional options or shares of restricted stock may be granted under the 1995 Plan. However, options previously granted remain exercisable in accordance with their terms.

     On September 17, 1997 the Compensation Committee adopted The Eastern Company 1997 Directors Stock Option Plan (the "1997 Plan") which by its terms will expire either on September 16, 2007 or upon any earlier termination date established by the Board of Directors. The 1997 Plan authorizes the granting of non-qualified stock options to the non-employee directors of the Company to purchase Common Shares. On December 15, 1999, the Board of Directors approved an increase in the total number of Common Shares which may be issued under options granted under the 1997 Plan from 337,500 shares to 487,500 shares (as adjusted for stock splits).

     On April 25, 2001, the shareholders approved The Eastern Company 2000 Executive Stock Incentive Plan (the "2000 Plan"), which by its terms will expire either on July 19, 2010 or upon any earlier termination date established by the Board of Directors. The 2000 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase Common Shares and the granting of shares of restricted stock. The Compensation Committee of the Company's Board of Directors will determine the restrictions which will apply to shares of restricted stock granted under the 2000 Plan. Awards may be granted to salaried officers and other key employees of the Company, whether or not such employees are also serving as directors of the Company. The 2000 Plan also provides for the grant of nonqualified stock options to non-employee directors of the Company. The total amount of Common Shares which may be issued under awards granted under the 2000 Plan shall not exceed in the aggregate 450,000 shares (as adjusted for stock splits).

     The purchase price of the shares subject to each option granted under the 1989 Plan and each incentive stock option granted under the 1995 and 2000 Plans may not be less than the fair market value of the shares on the date of grant. The purchase price of shares subject to non-qualified stock options granted under the 1995, 1997 and 2000 Plans, and the price (if any) which must be paid to acquire a share of restricted stock granted under the 1995 and 2000 Plans, will be set by the Compensation Committee of the Company's Board of Directors. All non-qualified stock options granted to date have required a purchase price equal to 100% of the fair market value of the Common Shares on the date of the grant.

     Incentive stock options generally may not be granted under the 2000 Plan to any employee who owns more than ten percent (10%) of the Company's voting stock at the time of such grant. Incentive stock options must be exercised within ten years. Non-qualified stock options must be exercised within the period set forth in the plan or, if the plan permits, within the period established by the Compensation Committee. Moreover, options may not be exercised more than three months after termination of employment or termination of service as a director, except in the case of death or disability, in which event the option may be exercised within one year after death or disability. Under the 1995, 1997 and 2000 Plans, the three month period is also extended to one year for an optionee who terminates employment or terminates service as a director at or after reaching age sixty-five (65).



     Option/SAR and Long-term Incentive Plan. There were no grants of stock options, stock appreciation rights or long-term incentive awards to any Named Officers during the year ended December 30, 2006. No outstanding stock options were exercised by any Named Officers during the year ended December 30, 2006.


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                            Option Awards                                              Stock Awards
               ------------------------------------------------------------------------- -----------------------------------------

                                                                                                                           Equity
                                                                                                                           incentive
                                                                                                               Equity      plan
                                                                                                               incentive   awards:
                                                                                                      Market   plan        Market
                                                      Equity                                Number    value of awards:     or payout
                                                      incentive                             of        shares   Number of   value of
                                                      plan                                  shares    or       unearned    unearned
                                        Number of     awards:                               or unit   units    shares,     shares,
                           Number of    securities    Number of                             of        of       units or    units or
                           securities   underlying    securities                            stock     stock    other       other
                           underlying   unexercised   underlying                            that      that     rights      rights
                           unexercised  options       unexercised   Option                  have      have     that        that
                Option     options      (#)           unearned      exercise   Option       not       not      have not    have not
                Grant      (#) (1)      Un-           options       price      expiration   vested    vested   vested      vested
Name            Date       Exercisable  exercisable   (#)           ($)        date         (#)       ($)      (#)         ($)
---------       ---------  -----------  -----------   ------------  --------   ---------    -------   -------  ----------  ---------
Leonard F.      9/17/1997    15,124.50      -           -            $ 6.61     9/17/2007     -         -          -          -
Leganza
                9/17/1997    29,875.50      -           -              6.61     9/17/2007     -         -          -          -

               12/16/1997    56,250.00      -           -              7.95    12/16/2007     -         -          -          -

                 9/9/1998    10,712.25      -           -              9.33      9/9/2008     -         -          -          -

                 9/9/1998    56,787.75      -           -              9.33      9/9/2008     -         -          -          -

               12/15/1999    19,671.00      -           -             10.17    12/15/2009     -         -          -          -

               12/15/1999    62,829.00      -           -             10.17    12/15/2009     -         -          -          -

                7/19/2000    48,750.00      -           -              9.50     7/19/2010     -         -          -          -


John L.        12/16/1997     7,500.00      -           -              7.95    12/16/2007     -         -          -          -
Sullivan III
                7/21/1999    18,750.00      -           -             12.33     7/21/2009     -         -          -          -

               12/15/1999    15,000.00      -           -             10.17    12/15/2009     -         -          -          -

                7/19/2000    30,000.00      -           -              9.50     7/19/2010     -         -          -          -

                4/26/2001    22,500.00      -           -              9.60     4/26/2011     -         -          -          -


(1)  Stock Options granted under the Company's Executive Incentive Plans


          TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     The Employment Agreement between the Company and Mr. Leganza dated February 22, 2005 (the "Agreement") provides certain change in control benefits.

     If Mr. Leganza's employment is terminated after a change in control of the Company (as defined in the Agreement), Mr. Leganza will be entitled to receive a lump sum severance payment equal to 2.99 times his average adjusted compensation (as defined in the Agreement). However, this amount will be reduced to the extent necessary to avoid the applicability of Section 280G of the Internal Revenue Code. Following a change in control, Mr. Leganza will also be entitled to receive the deferred compensation and medical benefits, whether or not his termination of employment is for cause.

     Pursuant to the terms of the Agreement, Mr. Leganza has entered into certain noncompetition, nonsolicitation and nondisclosure covenants with the Company.

     The Agreement supersedes the terms of the prior severance agreement between the Company and Mr. Leganza dated February 21, 2001.

     Should an unfriendly change in control of the Company take place, John L. Sullivan III is guaranteed to receive a lump sum payment equal to one full year of his annual base salary.

     The following table provides certain information regarding the benefits payable under the change in control agreements, based on compensation received for the fiscal year ending December 30, 2006:


                                         Absent a change in control          Following a change in control
                                       ------------------------------       --------------------------------
                                       Termination       Termination        Termination        Termination
                                           For          Without Cause           For           Without Cause
Name                                      Cause                                Cause
--------------------  -------------    -----------      -------------       -----------       --------------
Leonard F. Leganza    Medical                 $0           $  9,395          $    9,395        $     9,395
                      continuation

                      Deferred                 0            410,020             410,020            410,020
                      compensation

                      Lump sum                 0                  0           1,644,500          1,644,500
                      severance
                                              --            -------           ---------          ---------
                      Total                    0            419,415           2,063,915          2,063,915


John L. Sullivan III  Lump sum                 0                  0                   0            250,000
                      severance (1)
                                              --                 --                  --            -------
                      Total                    0                  0                   0            250,000


(1) Mr. Sullivan's lump sum severance benefit is payable only if an unfriendly change in control occurs.


                   SHAREHOLDER RETURN PERFORMANCE INFORMATION

     The U.S. Securities and Exchange Commission requires that the Company include in its Annual Report on Form 10-K the line graph presented below. The Company is also including the graph in this proxy statement for the Company's shareholders' ease of reference.

     The following graph sets forth the Company's cumulative total shareholder return based upon an initial $100 investment made on December 31, 2001 (i.e., stock appreciation plus dividends during the past five fiscal years) compared to the Wilshire 5000 Index and the S&P Industrial Machinery Index.

     The Company manufactures and markets a broad range of locks, latches, fasteners and other security hardware that meets the diverse security and safety needs of industrial and commercial customers. Consequently, while the S&P Industrial Machinery Index being used for comparison is the standard index most closely related to the Company, it does not completely represent the Company's products or market applications. The Wilshire 5000 is a market index made up of 5,000 publicly-traded companies, including those having both large and small capitalization.


                [CHART OF CUMULATIVE TOTAL RETURN APPEARS HERE]


                                Dec-01     Dec-02    Dec-03    Dec-04    Dec-05    Dec-06

  Eastern Co.                     $100      $ 95      $139      $183      $182      $277
  Wilshire 5000                   $100      $ 79      $104      $117      $125      $144
  S&P (C) Industrial Machinery    $100      $ 99      $137      $162      $159      $181



 Copyright (C) 2007, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

                             ADDITIONAL INFORMATION


     Any shareholder who intends to present a proposal at the 2008 Annual Meeting of shareholders and desires that it be included in the Company's proxy material must submit to the Company a copy of the proposal on or before November 20, 2007. Any shareholder who intends to present a proposal at the 2008 Annual Meeting but does not wish that the proposal be included in the Company's proxy material must provide notice of the proposal to the Company, in accordance with the terms of the Company's by-laws, no earlier than January 26, 2008 and no later than February 25, 2008.

     It is the Company's policy to have the members of the Board of Directors attend the Annual Meeting, to the extent feasible. All of the members of the Board of Directors attended the 2006 Annual Meeting.

     If any shareholder wishes to send communications to the Board of Directors or to any member of the Board of Directors, he or she may do so by sending such communications to the Board of Directors or to the individual director in care of The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06770. All such communications will be delivered to the Board of Directors or to the individual director in strict confidence.


                             FORM 10-K ANNUAL REPORT

     A copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 30, 2006 will be furnished without exhibits to shareholders upon written request Exhibits to the Form 10-K will be provided if so indicated. Direct all inquiries to Investor Relations, The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06770-0460. Form 10-K is also available on the Company's website at www.easterncompany.com.

                                 OTHER BUSINESS

     Under Connecticut law, no business other than the general purpose or purposes stated in the notice of meeting may be transacted at an annual meeting of shareholders. If any matter within the general purposes stated in the notice of meeting but not specifically discussed herein comes before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote upon such matter in accordance with their best judgment.

     This proxy statement and the above notice are sent by order of the Board of Directors.


                                                    Theresa P. Dews
                                                       Secretary

     March 19, 2007

                                                                     EXHIBIT `A'



                               The Eastern Company

                             AUDIT COMMITTEE CHARTER

(1)  General

There shall be a committee of the Board which shall be called the Audit Committee (the "Committee").

The Committee shall consist of no fewer than three members. Each member of the Committee shall satisfy the independence, experience and financial expertise requirements of Section 10A of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder) and the rules and regulations of the American Stock Exchange. Directors' fees are the only compensation that a Committee member may receive from the Company.

The Board shall appoint the members of the Committee annually, considering the views of the president and chief executive officer, as appropriate. The members of the Committee shall serve until their successors are appointed and qualify, and shall designate the chairman of the Committee. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.

The Committee shall meet on at least a quarterly basis.

Except as expressly provided in this Charter or the by-laws of the Company or as otherwise provided by law or the rules of the American Stock Exchange, the Committee shall fix its own rules of procedure.

(2)  Statement of Purpose and Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and with the power to retain outside counsel or other experts for this purpose.

(3)  Audit Committee Authority and Responsibilities

The Committee shall have the authority to appoint or replace the Company's independent accounting firm (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent accounting firm. The Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the oversight of the work of the independent accounting firm (including resolution of disagreements between management and the independent accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent accounting firm shall report directly to the Committee.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Committee shall meet periodically with management and the independent accounting firm in separate executive sessions in furtherance of its purposes.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Committee. The following functions are some of the common recurring activities of the Committee in carrying out its oversight responsibility:

     Review and discuss with management and the independent accounting firm the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     Review and discuss with management and the independent accounting firm the Company's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, prior to the filing of its Form 10-Q, including the results of the independent accounting firm's reviews of the Company's quarterly financial statements to the extent applicable.

     Review and discuss with management and the independent accounting firm, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods under generally accepted accounting principles ("GAAP"); (c) any management letter provided by the independent accounting firm and the Company's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent accounting firm's activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) earnings press releases (paying particular attention to any use of "pro-forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

     Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     Review the disclosures concerning the Committee and its operations as may be required for inclusion in proxy materials distributed by the Company in connection with meetings of its shareholders.

     Establish and review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     Review and discuss all relationships which the independent accounting firm has with the Company in order to consider and evaluate the independent accounting firm's continued independence, ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners, and establish clear hiring policies for employees or former employees of the independent accounting firm who are proposed to be hired by the Company.

     When applicable, review the independent accounting firm's attestation to management's report included in the annual report on Form 10-K which evaluates the Company's internal controls and procedures for financial reporting.

     Review any reports of the independent accounting firm mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the independent accounting firm any information with respect to illegal acts in accordance with Section 10A.

     Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     Perform any other activities consistent with this Charter, the Company's By-laws, or governing law as the Committee or the Board deems necessary or appropriate.

(4)  Limitations of Audit Committee's Roles

While the Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Committee to prepare financial statements, to plan or conduct audits, or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management with advice from the independent accounting firm.

                                     PROXY

                              THE EASTERN COMPANY
            112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770-0460
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned hereby appoints David C. Robinson and Donald S. Tuttle III or any one or more of them, true and lawful attorneys and agents, with the power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Shareholders of The Eastern Company on April 25, 2007 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified on the reverse side of this card on proposals 1, 2 and 3 and in their discretion on all other matters coming before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER BUT IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

                (Continued and to be signed on the reverse side)

                        Annual Meeting of Shareholders of
                              THE EASTERN COMPANY

                                 April 25, 2007

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

                   -OR-

TELEPONE - Call toll-free 1-800-PROXIES
(1-800-77609437) from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.


                Please detach and mail in the envelope provided.
-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR proposals 1, 2 and 3
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE (X).

1.  Election of one Director for a 3-year term:

                                                     NOMINEE:
    [ ] FOR NOMINEE                               ( ) C.W. Henry

    [ ] AGAINST NOMINEE


2.  Approve the amendment to the Company's        FOR     AGAINST     ABSTAIN
    Certificate of Incorporation to               [ ]       [ ]         [ ]
    increase the number of authorized shares of Common Stock.



3.  Ratify the appointment of the independent     FOR     AGAINST     ABSTAIN
    registered public accounting firm             [ ]       [ ]         [ ]
    (UHY LLP)



   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



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To change the address on your account, please check the box at right and
indicate your new address in the address space above.  Please note that     [ ]
changes to the (registed names(s) on the account may not be submitted via this method.


Signature of Shareholder --------------------------  Date -----------------
Signature of Shareholder --------------------------  Date -----------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly athorized officer, giving full title as such.
       If signer is a partnership, please sign in partnership name by authorized person.